Leases	12 Months Ended
Dec. 31, 2023
Leases
Leases

Note 6 - Leases

The Company has six lease contracts for motor vehicles used in its operation. Leases of motor vehicles generally have lease terms of three years which are all classified as operating leases. The contracts expire on various dates, the latest of which is February 2025.

The above operating leases are included in “Right-of-use assets” on the Company’s Consolidated Balance Sheets as of December 31, 2023, and represent the Company’s right to use the underlying asset for the lease term. The Company’s obligations to pay lease payments are included as “Lease liability” on the Company’s Consolidated Balance Sheets as of December 31, 2023. Based on the present value of the lease payments for the remaining lease term of the Company’s existing lease agreements, the Company recognized operating right-of-use assets and operating lease liabilities of approximately US$170 thousand on January 1, 2022. The Company uses its incremental borrowing yearly rate of 5.8% based on the information available at the commencement date to determine the present value of the lease payments.

During the years ended December 31, 2023, and 2022, the Company recognized expenses of US$78 thousand and US$101 thousand from leases of motor vehicles, respectively.

During the years ended December 31, 2023, and 2022, the Company recognized a decrease in right-of-use assets of US$71 thousand and US$15 thousand, respectively.

Maturities of lease liabilities under noncancellable leases as of December 31, 2023, are as follows: (US dollars in thousands):

2024	48
2025	2
Total future minimum lease payments	50

Less imputed interest:	(11)

Present value of operating lease liabilities	39

IR-Med, Inc.

Notes to the Consolidated Financial Statements